EXHIBIT 10.3

ADDENDUM VII
TO SPRINT PCS MANAGEMENT AGREEMENT

Dated as of July 31, 2003

Manager:                                                                                          UbiquiTel Operating Company

Service Areas:

BTA No.   15                          Anderson, IN (partial)

BTA No.   28                          Bakersfield, CA

BTA No.   47                          Bloomington-Bedford, IN

BTA No.   50                          Boise-Nampa, ID

BTA No.   52                          Bowling Green-Glasgow, KY

BTA No.   79                          Chico-Oroville, CA

BTA No.   81                          Cincinnati, OH (partial)

BTA No.   83                          Clarksville, TN-Hopkinsville, KY

BTA No.   93                          Columbus, IN

BTA No. 134                         Eureka, CA

BTA No. 135                         Evansville, IN

BTA No. 157                         Fresno, CA

BTA No. 202                         Idaho Falls, ID

BTA No. 204                         Indianapolis, IN (partial)

BTA No. 245                         Las Vegas, NV (partial)

BTA No. 250                         Lewiston-Moscow, ID

BTA No. 258                         Logan, UT

BTA No. 263                         Louisville, KY (partial)

BTA No. 273                         Madisonville, KY

BTA No. 291                         Merced, CA

BTA No. 303                         Modesto, CA

BTA No. 338                         Owensboro, KY

BTA No. 339                         Paducah-Murray-Mayfield, KY

BTA No. 353                         Pocatello, ID

BTA No. 365                         Provo-Orem, UT (partial)

BTA No. 371                         Redding, CA

BTA No. 372                         Reno, NV

BTA No. 373                         Richmond, IN

BTA No. 389                         Sacramento, CA (partial)

BTA No. 392                         St. George, UT

BTA No. 399                         Salt Lake City-Ogden, UT (partial)

BTA No. 425                         Spokane, WA

BTA No. 434                         Stockton, CA

BTA No. 442                         Terre Haute, IN (partial)

BTA No. 451                         Twin Falls, ID

BTA No. 457                         Vincennes-Washington, IN

BTA No. 458                         Visalia-Porterville-Hanford, CA

BTA No. 485                         Yuba City-Marysville, CA (partial)

This Addendum VII (this “Addendum”) contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of October 15, 1998, by UbiquiTel L.L.C. (but subsequently transferred to UbiquiTel Operating Company) (the “Manager”), Sprint Spectrum L.P., WirelessCo, L.P. and Sprint Communications Company, L.P., as amended by that certain Addendum I, entered into as of October 15, 1998, that certain Addendum II, entered into as of December 28, 1999, that certain Addendum III, entered into as of February 14, 2000, that certain Addendum IV, entered into as of April 5, 2000, that certain Addendum V, entered into as of June 6, 2000, and that certain Addendum VI entered into as of February 21, 2001 (as amended, the “Management Agreement”).

The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement.  Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement.  Section and Exhibit references in this Addendum are to Sections and Exhibits of the Management Agreement unless otherwise noted.

The parties agree that the Management Agreement is modified as follows:

1.                                       Deletion of BTAs from Service Area.   The BTA No. 41 Billings, MT, BTA No. 53 Bozeman, MT, BTA No.64 Butte, MT, BTA No. 171 Great Falls, MT, BTA No. 188 Helena, MT, BTA No. 224 Kalispell, MT, and BTA No. 300 Missoula, MT are deleted from the Service Area (“Deleted BTAs) and the Deleted BTAs are deleted from the Service Area Network.  The attached Service Area Exhibit supersedes and replaces all prior Service Area Exhibits.  Within 14 days after the date that both parties sign this Addendum, Manager must deliver to Sprint PCS all site acquisition materials in Manager’s or its contractor’s possession relating to the Deleted BTAs, including, without limitation, studies, reports, surveys, title reports, governmental permits and approvals and plans.

2.                                     Revised Build-out Plan. Exhibit 2.1 attached to this Addendum, comprised of a Build-Out Plan Description, a Build-Out Plan Table and Build-Out Plan Maps, supersedes and replaces in its entirety all Exhibits 2.1 previously agreed to by Manager and Sprint PCS.  All references in the Management Agreement to the Build-out Plan are deemed to refer to the attached Build-out Plan Description, Build-out Plan Table and Build-out Plan Maps, collectively.

3.                                       Restricted Markets. Exhibit 2.4 attached to this Addendum is the current Sprint Local Exchange Carrier Restricted Markets Table and Map and supersedes and replaces all prior Exhibits 2.4.

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The parties have executed this Addendum on the date first written above.

UBIQUITEL OPERATING COMPANY

By:
Dean E. Russell
Chief Operating Officer

SPRINT SPECTRUM L.P.

By:
Thomas E. Mateer,
Vice President – Affiliations, PLS & ICS

WIRELESSCO, L.P.

By:
Thomas E. Mateer,
Vice President – Affiliations, PLS & ICS

SPRINT TELEPHONY PCS, L.P.

By:
Thomas E. Mateer,
Vice President – Affiliations, PLS & ICS

SPRINT PCS LICENSE, L.L.C.

By:
Thomas E. Mateer,
Vice President – Affiliations, PLS & ICS

SPRINT COMMUNICATIONS COMPANY, L.P.

Mike Goff
Vice President – Brand Management

Addendum VII

S-I

SERVICE AREA EXHIBIT

BTA#	BTA Name	Spectrum Block	License Holder
15	Anderson, IN (partial)	A	WirelessCO, LP
28	Bakersfield, CA	A	Sprint PCS License, L.L.C.
47	Bloomington-Bedford, IN	A	WirelessCO, LP
50	Boise-Nampa, ID	B	WirelessCO, LP
52	Bowling Green-Glasgow, KY	B	WirelessCO, LP
79	Chico-Oroville, CA	A	WirelessCO, LP
81	Cincinnati, OH (partial)	D	SprintCom, Inc.
83	Clarksville, TN-Hopkinsville, KY	A	WirelessCO, LP
93	Columbus, IN	A	WirelessCO, LP
134	Eureka, CA	A	WirelessCO, LP
135	Evansville, IN	B	WirelessCO, LP
157	Fresno, CA	A	WirelessCO, LP
202	Idaho Falls, ID	B	WirelessCO, LP
204	Indianapolis, IN (partial)	A	WirelessCO, LP
245	Las Vegas, NV (partial)	A	Sprint PCS License, L.L.C.
250	Lewiston-Moscow, ID	B	WirelessCO, LP
258	Logan, UT	B	WirelessCO, LP
263	Louisville, KY (partial)	B	WirelessCO, LP
273	Madisonville, KY	B	WirelessCO, LP
291	Merced, CA	A	WirelessCO, LP
303	Modesto, CA	A	WirelessCO, LP
338	Owensboro, KY	B	WirelessCO, LP
339	Paducah-Murray-Mayfield, KY	B	WirelessCO, LP
353	Pocatello, ID	B	WirelessCO, LP
365	Provo-Orem, UT (partial)	B	WirelessCO, LP
371	Redding, CA	A	WirelessCO, LP
372	Reno, NV	A	WirelessCO, LP
373	Richmond, IN	A	WirelessCO, LP
389	Sacramento, CA (partial)	A	WirelessCO, LP
392	St. George, UT	B	WirelessCO, LP
399	Salt Lake City – Ogden, UT (partial)	B	WirelessCO, LP
425	Spokane, WA	B	WirelessCO, LP
434	Stockton, CA	A	WirelessCO, LP
442	Terre Haute, IN (partial)	A	WirelessCO, LP
451	Twin Falls, ID	B	WirelessCO, LP
457	Vicennes-Washington, IN	A	WirelessCO, LP
458	Visalia-Porterfield-Hanford, CA	A	WirelessCO, LP
485	Yuba City, CA (partial)	A	WirelessCO, LP

7/10/2003